As filed with the Securities and Exchange Commission on October 21, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 21, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

704.386.5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Bank of America Corporation (the “Registrant”) is providing additional Supplemental Information relating to its financial results for the third quarter ended September 30, 2008. The additional Supplemental Information is furnished herewith as Exhibit 99.1 and incorporated by reference in Item 7.01. All information in the additional Supplemental Information package is presented as of September 30, 2008, and the Registrant does not assume any obligation to update said information to reflect the impact of circumstances or events that arise in the future.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in the Registrant’s filings under the Securities Act of 1933.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Supplemental Information prepared for use on October 21, 2008 in connection with financial results for the third quarter ended September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: October 21, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Supplemental Information prepared for use on October 21, 2008 in connection with financial results for the third quarter ended September 30, 2008